UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

10.750% Senior Secured Notes

In connection with the previously disclosed exchange offers (the “Exchange Offers”) by Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre Corporation (“Sabre,” the “Company,” “we,” “us,” or “our”), to exchange certain of its outstanding 11.250% Senior Secured Notes due 2027 (the “11.250% Senior Secured Notes”) and 8.625% Senior Secured Notes due 2027 (the “8.625% Senior Secured Notes”) for Sabre GLBL’s new 10.750% Senior Secured Notes due 2029 (the “10.750% Senior Secured Notes”), on November 25, 2024, Sabre GLBL, Sabre Holdings Corporation (“Holdings”) and certain of Sabre GLBL’s subsidiaries, as guarantors (collectively, with Holdings, the “Guarantors”), and Computershare Trust Company, N.A. (“Computershare”), as trustee and collateral agent, entered into an indenture (the “10.750% Secured Notes Indenture”) governing Sabre GLBL’s newly issued 10.750% Senior Secured Notes. The 10.750% Senior Secured Notes were issued in an aggregate principal amount of approximately $800 million, will pay interest semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2025, at a rate of 10.750% per year, and will mature on November 15, 2029. Sabre GLBL will not receive any cash proceeds from the Exchange Offers.

The 10.750% Senior Secured Notes are jointly and severally, irrevocably and unconditionally guaranteed by Holdings and all of Sabre GLBL’s restricted subsidiaries that guarantee (i) Sabre GLBL’s credit facilities (the “Senior Credit Facilities”), which are governed by the Amended and Restated Credit Agreement, dated as of February 19, 2013, among Sabre GLBL, Holdings, the subsidiary guarantors party thereto, the lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent and Bank of America, N.A. as successor administrative agent, as subsequently amended and supplemented from time to time (the “Credit Agreement”) and (ii) Sabre GLBL’s First Lien Pari Passu Credit Agreement, dated as of June 13, 2023, among Sabre GLBL, Holdings, Sabre Financial Borrower, LLC, as lender, and Wilmington Trust, National Association, as administrative agent (the “Pari Passu Facility”). In addition, each future direct and indirect restricted subsidiary of Sabre GLBL that guarantees indebtedness under the Senior Credit Facilities, the Pari Passu Facility, any additional first lien obligations, any junior lien obligations or any capital markets debt securities of Sabre GLBL or a Guarantor, will guarantee the 10.750% Senior Secured Notes. The Senior Credit Facilities and the Pari Passu Facility currently require, subject to certain exceptions (including unrestricted subsidiaries and securitization subsidiaries), newly formed or acquired domestic wholly-owned subsidiaries to guarantee the obligations thereunder. None of the 10.750% Senior Secured Notes, the Senior Credit Facilities or the Pari Passu Facility will be guaranteed by any of Sabre GLBL’s foreign subsidiaries or unrestricted subsidiaries.

The 10.750% Senior Secured Notes and the guarantees (i) are general senior secured obligations of Sabre GLBL and each Guarantor, (ii) rank equally in right of payment to all existing and future unsubordinated indebtedness of Sabre GLBL and Guarantors (including the Senior Credit Facilities, the Pari Passu Facility, the 11.250% Senior Secured Notes, the 8.625% Senior Secured Notes, Sabre GLBL’s 9.250% senior secured notes due 2025 issued on April 17, 2020 (the “9.250% Senior Secured Notes”) and 7.375% senior secured notes due 2025 issued on August 27, 2020 (the “7.375% Senior Secured Notes” and, together with the 11.250% Senior Secured Notes, the 8.625% Senior Secured Notes and 9.250% Senior Secured Notes, the “Secured Notes”), as applicable, (iii) rank effectively senior to all unsecured indebtedness of Sabre GLBL or Guarantor, as applicable, to the extent of the value of the collateral securing the 10.750% Senior Secured Notes, which it shares pari passu with Sabre GLBL’s Senior Credit Facilities, the Pari Passu Facility and the Secured Notes, (iv) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of Sabre GLBL or Guarantor, as applicable, that do not guarantee the 8.625% Senior Secured Notes (including the term loan credit agreement dated as of June 13, 2023, among Sabre Financial Borrower, LLC, as borrower, Sabre Financing Holdings, LLC, as holdings, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto) and (v) are senior in right of payment to all existing and future subordinated indebtedness of Sabre GLBL and Guarantors, as applicable. Upon the occurrence of specific kinds of changes of control, the holders of the 10.750% Senior Secured Notes will have the right to cause Sabre GLBL to repurchase some or all of the 10.750% Senior Secured Notes at 101.000% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. The 10.750% Senior Secured Notes will be subject to redemption on the terms and at the prices set forth in the 10.750% Secured Notes Indenture.

The 10.750% Secured Notes Indenture contains covenants that, among other things, limit Sabre GLBL’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to Sabre GLBL, Holdings or the Company;

•	consolidate, merge or sell all or substantially all of their assets; and

•	enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications. These covenants will be suspended, and shall not apply at any time during which the 10.750% Senior Secured Notes have been assigned an investment grade rating.

In addition, on November 27, 2024, pursuant to a privately negotiated exchange agreement with a holder of approximately $21.1 million of its 9.250% Senior Secured Notes and approximately $3.4 million of its 7.375% Senior Secured Notes, Sabre GLBL issued approximately $24.7 million in additional aggregate principal amount of its 10.750% Senior Secured Notes (the “Additional 10.750% Senior Secured Notes”).

The Additional 10.750% Senior Secured Notes form a single series with, and are fungible with, the 10.750% Senior Secured Notes issued on November 25, 2024. The Additional 10.750% Senior Secured Notes have the same terms (except for the issue date) as such 10.750% Senior Secured Notes.

The Additional 10.750% Senior Secured Notes were issued under the 10.750% Secured Notes Indenture, as amended and supplemented by a supplemental indenture, dated as of November 27, 2024 (the “First Supplemental Indenture”).

This description of the 10.750% Secured Notes Indenture, the 10.750% Senior Secured Notes, the First Supplemental Indenture and the Additional 10.750% Senior Secured Notes does not purport to be complete and is qualified in its entirety by reference to the 10.750% Secured Notes Indenture, the form of the 10.750% Senior Secured Notes and the First Supplemental Indenture, which are filed with this Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Security Agreement

Sabre GLBL’s and the Guarantors’ obligations under the 10.750% Secured Notes Indenture are secured by first-priority liens on the same collateral securing, on a pari passu basis, the indebtedness owing under Sabre GLBL’s Senior Credit Facilities, the Pari Passu Facility and the Secured Notes, pursuant to certain security agreements and pledge agreements, as may be amended from time to time among Holdings, Sabre GLBL and certain of its restricted subsidiaries (collectively, the “Security Documents”), including a pledge and security agreement executed in connection with the entry into the 10.750% Secured Notes Indenture, on November 25, 2024, by and among Sabre GLBL, the Guarantors, and Computershare, as collateral agent (the “Security Agreement”).

The liens granted under the Security Documents constitute first-priority liens, subject to certain exceptions and permitted liens described therein, on:

•	all equity interests of Sabre GLBL, held by Holdings;

•

substantially all personal property of Sabre GLBL and the Guarantors, subject to certain exceptions (including, without limitation, exceptions for real property leases and immaterial real property; motor vehicles; with respect to perfection by control, deposit and securities accounts; LC Assets (as defined in the 10.750% Secured Notes Indenture); assets subject to certain categories of permitted liens; all letter of credit rights; securitization assets; capital stock of unrestricted subsidiaries; certain capital stock of foreign subsidiaries; and assets subject to certain legal or contractual restrictions on assignment or granting of security interests);

•

substantially all the equity interests of any of Sabre GLBL’s restricted subsidiaries directly owned by Sabre GLBL or any subsidiary Guarantor (or, in the case of a foreign subsidiary, 65% of the equity interests directly owned by Sabre GLBL or a subsidiary Guarantor); and

•

mortgages on all material real property owned by Sabre GLBL or any subsidiary Guarantor, none of which existed on the issue date for the 10.750% Senior Secured Notes, except for, so long as such assets are not pledged to secure any other first lien obligations, Principal Domestic Properties and Domestic Subsidiaries, which include Headquarters and Headquarters SPV (each as defined in the 10.750% Secured Notes Indenture).

This description of the Security Documents, including the Security Agreement, does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is filed within this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Term Loan Exchange and Term Loan B Amendments to Credit Agreement

On November 25, 2024, pursuant to a previously announced offer (the “Term Loan Exchange Offer”), Holdings, Sabre GLBL and certain of its subsidiaries entered into a (i) third amendment (the “Third Term Loan B Amendment”) to Amended and Restated Credit Agreement and (ii) fourth amendment (the “Fourth Term Loan B Amendment” and, together with the Third Term Loan B Amendment, the “Term Loan B Amendments”) to Amended and Restated Credit Agreement (the existing Amended and Restated Credit Agreement of Sabre GLBL, as so amended by the Term Loan B Amendments, the “Term Loan Credit Agreement”) to which Sabre GLBL agreed to exchange $775.0 million of its existing senior secured term loans (the “Old Term Loans”) for the same amount of new senior secured term loans maturing on November 15, 2029 (the “New Term Loans”). The New Term Loans will bear interest at term SOFR, plus an applicable margin of 600 bps, or at base rate, plus an applicable margin of 500 bps. Except for the extended maturity and new pricing terms of the New Term Loans, the New Term Loans will have substantially similar terms as the Old Term Loans, including guarantees and security interests.

The foregoing summary of the Term Loan B Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Term Loan B Amendment and Fourth Term Loan B Amendment, copies of which are attached as Exhibits 10.2 and 10.3 hereto, respectively, and incorporated herein by reference.

No Solicitation

Neither this Current Report on Form 8-K nor the agreements filed therewith constitute an offer to sell or the solicitation of an offer to buy the 10.750% Senior Secured Notes, nor shall there be any sale of the 10.750% Senior Secured Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The 10.750% Secured Notes Indenture contains covenants that limit, among other things, Sabre GLBL’s ability to pay dividends on its capital stock, subject to certain exceptions, which may in turn, impact the ability of holders of the Company’s common stock to receive dividends. For more information, see the 10.750% Secured Notes Indenture, which is filed within this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “guidance,” “outlook,” “target,” “expect, ” “anticipate,” “on track,” “continue,” “believe,” “momentum,” “position,” “continue,” “progress,” “confident,” “trend,” “plan,” “recurring,” “trajectory,” “pipeline,” “opportunity,” “potential,” “positioned,” “benefit,” “goal,” “confident,” “indicate,” “optimistic,” “will,” “forecast,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms, where applicable, or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on October 31, 2024, our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 15, 2024 and in our other filings with the SEC. We cannot guarantee future events, including our ability to realize the anticipated benefits of the Exchange Offers and the Term Loan Exchange, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1	Indenture, dated as of November 25, 2024, among Sabre GLBL Inc., each of the guarantors party thereto and Computershare Trust Company, National Association, as trustee and collateral agent.

4.2	Form of 10.750% Senior Secured Notes due 2029 (included in Exhibit 4.1).

4.3	First Supplemental Indenture, dated as of November 27, 2024, among Sabre GLBL Inc., each of the guarantors party thereto and Computershare Trust Company, National Association, as trustee and collateral agent.

10.1	Pledge and Security Agreement, dated as of November 25, 2024, among Sabre GLBL Inc., Sabre Holdings Corporation, the subsidiary guarantors party thereto and Computershare Trust Company, National Association, as collateral agent.

10.2	Third Term Loan B Extension Amendment to Amended and Restated Credit Agreement, dated as of November 25, 2024, among Sabre Holdings Corporation, Sabre GLBL Inc., the other loan parties thereto, Bank of America, N.A. as administrative agent, and the Term B Lenders party thereto.

10.3	Fourth Term Loan B Extension Amendment to Amended and Restated Credit Agreement, dated as of November 25, 2024, among Sabre Holdings Corporation, Sabre GLBL Inc., the other loan parties thereto, Bank of America, N.A. as administrative agent, and the Term B Lenders party thereto.

104	Cover Page Interactive Data File-formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2024

Sabre Corporation

By:	/s/ Rochelle Boas
	Name:	Rochelle Boas
	Title:	Executive Vice President and Chief Legal Officer